UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                              June 22, 2005

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

ITEM 7.  Regulation FD Disclosure

     On June 22, 2005, the Registrant issued a press release announcing the completion of a $500,000 financing and commencement of exploration on its Nevada Prospect. A copy of the press release is attached to this report as Exhibit 99.1 and is Being furnished pursuant to Regulation FD.


ITEM 9.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Press Release dated June 22, 2005



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  June 22, 2005

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer


EXHIBIT 99.1

                                  NEWS RELEASE


June 22, 2005			                  For Immediate Release


               EMPIRE COMPLETES FINANCING, ANNOUNCES PLANS
                    TO EXPLORE NEVADA OIL PROSPECT


     Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced today that it recently completed a private placement of 5,000,000 shares of its common stock along with warrants to purchase 1,250,000 shares of its common stock for an aggregate purchase price of $500,000. Subject to certain restrictions, the warrants may be exercised for a period of one year at an exercise price of $0.25 per share. The Company said the funds from the private placement would be used for general corporate purposes and to pay its share of costs associated with its 10% interest in the Gabbs Valley Oil Prospect in Western Nevada.

     The Company also announced today that plans are underway to explore the Gabbs Valley Oil Prospect with a 19 mile seismograph survey, which, subject to equipment availability, should be carried out in July of this year. Based on affirmative results of the seismic survey a test well on the prospect could be commenced this fall. The Company has a 10% interest in the prospect, which consists of 44,000 acres located on a very large geological structure that has the potential to contain sizeable oil reserves.

     Activity on the Company's Cheyenne River Prospect in Wyoming continues to focus on improving the production from its two oil wells. No new drilling on the Cheyenne River Prospect is being considered at this time.

     Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

      For further information contact:     Albert E. Whitehead, Chairman & CEO
                                  tel:     (918) 488-8068